                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)          April 19, 1999
                                                        ------------------------


                          NORTHERN TRUST CORPORATION
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



              0-5965                                   36-2723087
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     (Commission File Number)              (IRS Employer Identification No.)



    Fifty South LaSalle Street, Chicago, Illinois                  60675
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      (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code          (312) 630-6000
                                                      --------------------------

Item 5.   Other Events

          The information contained in the registrant's April 19, 1999 press release, reporting on the registrant's earnings for the first quarter of 1999, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits:

          Exhibit 99  April 19, 1999  Press Release

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NORTHERN TRUST CORPORATION
                                       --------------------------
                                             (Registrant)



Dated:  April 19, 1999                 By: /s/ Perry R. Pero
                                          ---------------------------
                                           Perry R. Pero
                                           Senior Executive Vice President
                                           and Chief Financial Officer

                                 EXHIBIT INDEX
                                 -------------




Number              Description              Page Number
------              -----------              -----------

 99        April 19, 1999  Press Release          5